SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 17, 1997

                      COUNTRYWIDE  HOME EQUITY LOAN TRUST 1997-A

(Exact name of registrant as specified in its charter)


          NEW YORK                    333-11095                 36-7186340
(State or Other Jurisdiction   (Commission File          (I.R.S. Employer
 of Incorporation)                           Number)          Identification
No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division
ONE FIRST NATIONAL PLAZA #0126
CHICAGO, ILLNOIS                                                      60670-0126
                                                                      (Zip Code)



Registrant's telephone number, including area code:      312/407-1902

Item 5.Other Events

       On behalf of Countrywide Home Equity Loan Trust 1997-A, a Trust created pursuant to the Pooling Agreement, dated February 25, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated November 17, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due February 15, 2027.

       A.   Monthly Report Information:
            Aggregate distribution information for the current distribution date November 17, 1997.

               Principal              Interest     Ending Balance

       Cede & Co. $1,005,989.30       $609,997.94  $114,223,846.72

       B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

       C.   Have any deficiencies occurred?  NO.
               Date:
               Amount:

       D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
               Amount:

       E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

       F.   Item 1:  Legal Proceedings:  NONE

       G.   Item 2:  Changes in Securities:  NONE

       H.   Item 4:  Submission of Matters to a Vote of Security Holders: NONE

       I.   Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:
            NOT APPLICABLE



Item 7.Monthly Statements and Exhibits
       Exhibit No.
       1.   Monthly Statement to Certificateholders date November 17, 1997



              Statement to Certificateholders (Page 1 of 2)


              Distribution Date:                     10/15/97      11/17/97


                     INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)


              A.     INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS



                     Investor Certificate Interest Distributed
4.690007      5.083316
                     Investor Certificate Interest Shortfall Distributed
              0.000000     0.000000
                     Remaining Unpaid Investor Certificate Interest Shortfall
                     0.000000     0.000000
Managed Amortization Period ? (Yes=1; No=0)  1      1
Investors Certificate Principal Distributed       9.053231      8.383244
Principal Distribution Amount             9.053231       8.383244
Maximum Principal Payment                               30.444409
       26.874004
           Alternative Principal Payment
9.053231      8.383244
                 Principal Collections less Additional Balances
              9.053231     8.383244
             Investor Loss Amount Distributed to Investors
              0.000000     0.000000
             Accelerated Principal Distribution Amount
       0.000000      0.000000
             Credit Enhancement Draw Amount
0.00   0.00

            Total Amount Distributed to Certificateholders (P & I)
                     13.743238    13.466560

           B.     INVESTOR CERTIFICATE PRINCIPAL BALANCE



           Beginning Investor Certificate Balance
"116,316,223.68 "    "115,229,836.02 "
            Ending Investor Certificate Balance
"115,229,836.02 "    "114,223,846.72 "
                 Beginning Invested Amount
"116,316,223.68 "    "115,229,836.02 "
     Ending Invested Amount                                "115,229,836.02
"      "114,223,846.72 "
Investor Certificateholder Floating Allocation Percentage
                     96.2220%     96.1877%
          Pool Factor                              0.9602486    0.9518654

            Liquidation Loss Amount for Liquidated Loans
              0.00   0.00
            Unreimbursed Liquidation Loss Amount
       0.00   0.00

     C.     POOL INFORMATION

        Beginning Pool Balance                                "120,883,239.44
"      "119,796,851.78 "
        Ending Pool Balance                                   "119,796,851.78
"      "118,790,862.48 "
         Servicer Removals form the Trust (Section 2.06)
              0.00   0.00
       Servicing Fee                                  "50,368.02 "  "49,915.35
"

    D.     INVESTOR CERTIFICATE RATE


            Investor Certificate Rate                             5.806250%
5.775000%
                   LIBOR Rate                                     5.656250%
5.625000%
                   Maximum Rate                                   9.429644%
9.421753%

     E.     DELINQUENCY & REO STATUS


           Delinquent 30-59 days
                     No. of Accounts                            20     18
                    Trust Balances                              "654,130.19 "
"537,550.12 "
            Delinquent 60-89 days
                      No. of Accounts                            2      5
                     Trust Balances                              "54,999.11 "
"156,837.47 "
            Delinquent 90+ days
                       No. of Accounts                            2      2
       Trust Balances                              "67,657.55 "  "67,657.55
"
           Delinquent 9+ Months
                   No. of Accounts                            0      0
                  Trust Balances                              0      0
                     REO
                     No. of Accounts                            0      0
                     Trust Balances                              0.00   0.00



    Statement to Certificateholders (Page 2 of 2)


 Distribution Date:                                    10/15/97      11/17/97


              "IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"
            "this 11th day of  November, 1997"



                         Countrywide Home Loans Formerly Known as Countrywide
Funding Corporation
                      as Servicer

                   _______________________________________


                          Sam Ilagan
                    Vice-President




      Distribution List:





                       Brain Sulker - Hall - Countrywide Home Loans






           "   Director, IPM - FSA"          Lupe Montero - Countrywide Home






         Barbara Grosse - First National Bank of Chicago           Richard
Marron - Countrywide Home Loans






                  Ora Melamed - Prudential Securities         Dave Walker -
Countrywide Home Loans






             Margarette Carette - Moody's Investors Service            Jose
Baltasar - Countrywide Home Loans





             Gail Brennan - Standard & Poor's Corp.             Richard Phol
- Countrywide Home Loans



                                          SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             COUNTRYWIDE HOME EQUITY LOAN TRUST 1997-A



                                    By  _______________________________________
                                       Name:          Barbara Grosse
                                      Title:         Assistant Vice President

Dated: November 30, 1997